                                                                    EXHIBIT 99.2

                             DEL MONTE FOODS COMPANY
                 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                 MARCH 11, 2003 EARNINGS RELEASE - 2003 RESULTS

                                 SOUP &      CONSUMER
                             INFANT FEEDING  PRODUCTS     PET PRODUCTS                     TOTAL
                                SEGMENT      SEGMENT(1)     SEGMENT      CORPORATE     CORPORATION
                                -------      ----------     -------      ---------     -----------
REPORTED
THREE MONTHS ENDED 1/29/03
NET SALES                          87.5         254.8         216.7           0.0          559.1
COST OF PRODUCTS SOLD              54.5         211.2         125.4           1.2          392.3
                                -------       -------       -------       -------        -------
GROSS PROFIT                       33.0          43.7          91.4          (1.2)         166.8
SG&A                               14.0          36.0          47.9           7.9          105.8
                                -------       -------       -------       -------        -------
OPERATING INCOME                   19.0           7.7          43.5          (9.1)          61.0
GROSS MARGIN(8)                    37.7%         17.1%         42.2%                        29.8%
NINE MONTHS ENDED 1/29/03
NET SALES                         230.5         533.5         631.2            --        1,395.1
COST OF PRODUCTS SOLD             145.4         440.9         373.5           0.9          960.7
                                -------       -------       -------       -------        -------
GROSS PROFIT                       85.1          92.5         257.7          (0.9)         434.4
SG&A                               36.2          65.2         134.3          13.5          249.2
                                -------       -------       -------       -------        -------
OPERATING INCOME                   48.9          27.3         123.4         (14.4)         185.3
GROSS MARGIN(8)                    36.9%         17.3%         40.8%                        31.1%

AS ADJUSTED
THREE MONTHS ENDED 1/29/03
NET SALES(2)                       89.2         523.5         219.2           0.0          831.9
COST OF PRODUCTS SOLD(3)           54.5         391.0         125.4          (0.3)         570.6
                                -------       -------       -------       -------        -------
GROSS PROFIT                       34.7         132.5          93.8           0.3          261.3
SG&A(4)                            13.8          75.6          47.6           3.6          140.6
                                -------       -------       -------       -------        -------
OPERATING INCOME                   20.9          56.9          46.2          (3.3)         120.7
GROSS MARGIN(8)                    38.9%         25.3%         42.8%                        31.4%
NINE MONTHS ENDED 1/29/03
NET SALES(5)                      232.2       1,431.0         633.7            --        2,296.9
COST OF PRODUCTS SOLD(6)          145.4       1,080.9         373.5           0.3        1,600.1
                                -------       -------       -------       -------        -------
GROSS PROFIT                       86.8         350.1         260.2          (0.3)         696.8
SG&A(7)                            36.1         201.4         134.0          18.3          389.8
                                -------       -------       -------       -------        -------
OPERATING INCOME                   50.7         148.7         126.2         (18.6)         307.0
GROSS MARGIN(8)                    37.4%         24.5%         41.1%                        30.3%

(1) The reported consolidated statements of income include the results of operations of the Del Monte Brands from the December 20, 2002 merger date. All financial information prior to December 20, 2002 includes only the results of operations of the Spun-off Businesses. For comparability, the consolidated statements of income As Adjusted include pro forma adjustments to reflect the results of Del Monte Brands for all periods presented as well as certain other adjustments as noted below (Consumer Products).

(2) Net sales for the three months ended January 29, 2003, as adjusted, exclude trade promotion expenses of $6.7 million (Consumer Products: $2.5million, Pet
Products: $2.5 million, Soup and Infant Feeding Products: $1.7 million) related to a change in estimate for liabilities associated with accounts receivable deductions.

(3) In accordance with purchase accounting rules applied to the merger, Del Monte's inventory was increased to fair market value. This inventory step-up increases cost of products sold as inventory on-hand at the acquisition date is sold. Results for the three months ended January 29, 2003, as adjusted, exclude $11.0 million from inventory step-up (Consumer Products). Results also exclude inventory adjustments of $1.5 million relating to revisions in the parent company overhead rates as of the merger date (Corporate).

(4) Selling, general and administrative expense (SG&A), as adjusted, for the three months ended January 29, 2003 excludes $29.0 million for business integration consulting, legal services, financial printing, regulatory and other expenses related to the merger (Corporate). SG&A, as adjusted, includes the addition of $0.7 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products), in accordance with purchase accounting. In addition, SG&A excludes $4.0 million of incentive and retention compensation expense for Spun-off Businesses employees (Corporate $3.3 million, Soup and Infant Feeding Products:
$0.2 million, Pet Products: $0.3 million, Consumer Products: $0.2 million). SG&A is also reduced by $3.5 million for allocated parent company costs (Corporate).

(5) Net sales for the nine months ended January 29, 2003, as adjusted, exclude trade promotion expenses of $6.7 million (Consumer Products: $2.5million, Pet
Products: $2.5 million, Soup and Infant Feeding Products: $1.7 million) related to a change in estimate for liabilities associated with accounts receivable deductions, and $7.0 million related to a change in estimate related to prior periods (Consumer Products).

(6) In accordance with purchase accounting rules applied to the merger, Del Monte's inventory was increased to fair market value. This inventory step-up increases cost of products sold as inventory on-hand at the acquisition date is sold. Results for the nine months ended January 29, 2003, as adjusted, exclude $11.0 million from inventory step-up (Consumer Products). Results also exclude inventory adjustments of $1.5 million relating to revisions in the parent company overhead rates as of the merger date (Corporate). Cost of products sold for the nine months ended January 29, 2003, includes the addition of pro-forma expense of $1.0 million (Corporate) related to the purchase of assets to unwind certain of the Company's synthetic lease obligations.

(7) Selling, general and administrative expense (SG&A), as adjusted, for the nine months ended January 29, 2003 excludes $43.8 million for business integration consulting, legal services, financial printing, regulatory and other expenses related to the merger (Corporate). SG&A, as adjusted, includes the addition of $2.6 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products), in accordance with purchase accounting. In addition, SG&A includes $4.0 million of incentive and retention compensation expense for Spun-off Businesses employees (Corporate $3.3 million, Soup and Infant Feeding Products:
$0.2 million, Pet Products: $0.3 million, Consumer Products: $0.2 million). SG&A is also reduced by $3.5 million for allocated parent company costs (Corporate).

(8) Gross Margin is equal to Gross Profit divided by Net Sales.

(9) Totals may not add due to rounding.

                             DEL MONTE FOODS COMPANY
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                 MARCH 11, 2003 EARNINGS RELEASE - 2002 RESULTS

                                 SOUP &      CONSUMER
                             INFANT FEEDING  PRODUCTS     PET PRODUCTS                    TOTAL
                                SEGMENT      SEGMENT(1)     SEGMENT      CORPORATE      CORPORATION
                                -------      ----------     -------      ---------      -----------
REPORTED
THREE MONTHS ENDED 1/30/02
NET SALES                          86.6         127.1         224.1            --          437.8
COST OF PRODUCTS SOLD              51.9          96.0         144.3            --          292.2
                                -------       -------       -------       -------        -------
GROSS PROFIT                       34.7          31.1          79.8            --          145.6
SG&A                               12.9          15.3          45.3           2.7           76.2
                                -------       -------       -------       -------        -------
OPERATING INCOME                   21.8          15.8          34.5          (2.7)          69.4
GROSS MARGIN(7)                    40.1%         24.4%         35.6%                        33.3%
NINE MONTHS ENDED 1/30/02
NET SALES                         235.0         400.8         682.8            --        1,318.6
COST OF PRODUCTS SOLD             142.2         313.4         438.5            --          894.2
                                -------       -------       -------       -------        -------
GROSS PROFIT                       92.7          87.4         244.3            --          424.4
SG&A                               35.0          43.9         138.0           8.2          225.0
                                -------       -------       -------       -------        -------
OPERATING INCOME                   57.8          43.5         106.3          (8.2)         199.5
GROSS MARGIN(7)                    39.5%         21.8%         35.8%                        32.2%

AS ADJUSTED
THREE MONTHS ENDED 1/30/02
NET SALES                          86.6         506.5         224.1            --          817.2
COST OF PRODUCTS SOLD(2)           51.1         378.9         139.9           0.4          570.3
                                -------       -------       -------       -------        -------
GROSS PROFIT                       35.5         127.6          84.2          (0.4)         246.9
SG&A(3)                            12.9          75.4          45.3           7.4          141.0
                                -------       -------       -------       -------        -------
OPERATING INCOME                   22.6          52.2          38.9          (7.8)         105.9
GROSS MARGIN(7)                    41.0%         25.2%         37.6%                        30.2%
NINE MONTHS ENDED 1/30/02
NET SALES(4)                      235.0       1,417.4         682.8            --        2,335.2
COST OF PRODUCTS SOLD(5)          139.9       1,067.7         424.2           1.4        1,633.3
                                -------       -------       -------       -------        -------
GROSS PROFIT                       95.0         349.7         258.6          (1.4)         701.9
SG&A(6)                            35.0         204.5         138.0          20.1          397.5
                                -------       -------       -------       -------        -------
OPERATING INCOME                   60.1         145.2         120.6         (21.5)         304.5
GROSS MARGIN(7)                    40.4%         24.7%         37.9%                        30.1%

1) The reported consolidated statements of income include the results of operations of the Del Monte Brands from the December 20, 2002 merger date. All financial information prior to December 20, 2002 includes only the results of operations of the Spun-off Businesses. For comparability, the consolidated statements of income As Adjusted include pro forma adjustments to reflect the results of Del Monte Brands for all periods presented as well as certain other adjustments as noted below (Consumer Products).

(2) Cost of products sold, as adjusted, excludes $4.7 million of gains from the sale of assets related to restructuring for the three months ended January 30, 2002 (Consumer Products). In addition, cost of products sold, as adjusted, excludes $5.2 million of amortization expense for intangible assets no longer subject to amortization (Pet Products: $4.4 million, Soup and Infant Feeding
Products: $0.8 million). SFAS No. 142 "Goodwill and Other Intangible Assets" was adopted by the Company effective May 2, 2002. Cost of products sold for the three months ended

January 30, 2002, includes the addition of pro-forma expense of $0.4 million (Corporate) related to the purchase of assets to unwind certain of the Company's synthetic lease obligations. Cost of products sold for the three months ended January 30, 2002, excludes $0.4 million of plant consolidation costs (Consumer Products).

(3) For the three months ended January 30, 2002, SG&A includes the addition of $1.4 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products).

(4) Net sales for the nine months ended January 30, 2002 excludes $1.3 million of trade promotion expense related to an earlier acquisition (Consumer Products).

(5) Cost of products sold, as adjusted, excludes $4.7 million of gains from the sale of assets related to restructuring for the nine months ended January 30, 2002 (Consumer Products). In addition, cost of products sold, as adjusted, excludes $15.5 million of amortization expense for intangible assets no longer subject to amortization (Pet Products: $13.2 million, Soup and Infant Feeding
Products: $2.3 million). Cost of products sold for the nine months ended January 30, 2002, includes the addition of pro-forma expense of $1.4 million (Corporate) related to the purchase of assets to unwind certain of the Company's synthetic lease obligations. Cost of products sold for the nine months ended January 30, 2002, excludes $8.8 million of plant consolidation costs (Consumer Products:
$7.7 million, Pet Products: $1.1 million). Cost of products sold for the nine months ended January 30, 2002 excludes $2.4 million of inventory step-up related to an earlier acquisition (Consumer Products).

(6) For the nine months ended January 30, 2002, SG&A includes the addition of $5.0 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products). In addition SG&A excludes $0.5 million of restructuring expense (Consumer Products).

(7) Gross Margin is equal to Gross Profit divided by Net Sales.

(8) Totals may not add due to rounding.